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                                                                    EXHIBIT 99.7

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                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                               FORT WORTH DIVISION

 IN RE:                            (S)   Chapter 11
                                   (S)
 KITTY HAWK, INC., et al.          (S)   Case No. 400-42069-BJH and
                                   (S)   Case Nos. 400-42141 through
     Debtors                       (S)   Case No. 400-42149
                                   (S)   Jointly Administered Under
                                   (S)   Case No. 400-42141-BJH

                  BALLOT TO BE USED BY HOLDERS OF SENIOR NOTES
                           FOR ACCEPTING OR REJECTING
            DEBTORS' JOINT PLAN OF REORGANIZATION DATED MAY 22, 2002
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     Before voting, please read the Voting Instructions included with this
Ballot. This Ballot is intended for Claimants who hold Claims arising from or relating to the outstanding $340 million principal amount of 9.95% Senior Secured Notes (and accrued interest thereon), due 2004, issued by Kitty Hawk, Inc. (hereinafter, the "Senior Notes"), which Claims are classified in Class 2 (as to the Secured Claims of the Noteholders) and Class 6 (as to the Unsecured Claims of the Noteholders) in the Debtors' Joint Plan of Reorganization Dated May 22, 2002 (the "Plan"). To the extent you hold other Claims against the Debtors (unrelated to the Senior Notes, such as Claims relating to trade debt or bank debt), you must submit a separate, different form of Ballot for those Claims. Please read the Voting Instructions included with this Ballot for information on how to request additional Ballots.

     The undersigned, in its capacity as a holder of a Class 2 and/or Class 6 Claim against the Debtors, consisting of $ principal amount of Senior Notes (for purposes of this Ballot, it is not necessary and you should not adjust the principal amount for any accrued or unmatured interest), hereby votes to [check one box]:

             [_]    ACCEPT THE PLAN           [_]    REJECT THE PLAN



Claimant:______________________   Print or type name:      _____________________

Address: ______________________   Signed:                  _____________________

                                  Title (if appropriate):  _____________________
Serial ##, account ##
or other                          Date:                    _____________________
identification:__________________

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                               VOTING INSTRUCTIONS
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     The Debtors' Joint Plan of Reorganization dated May 22, 2002, (the "Plan")
has been proposed by the Debtors. The Plan is summarized in the Disclosure Statement Under 11 U.S.C. (S) 1125 In Support of the Plan (the "Disclosure Statement"), which was approved by the United States Bankruptcy Court on May 22, 2002, and is enclosed in the Solicitation Package provided to you. Ballots are being transmitted to impaired creditors so that they may vote to accept or reject the Plan. Such impaired creditors are urged to read the Plan and Disclosure Statement prior to completing this Ballot. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan.

     The Plan can be confirmed by the Bankruptcy Court, and thereby made binding upon you, if it is accepted by the holders of at least two-thirds in dollar amount and more than one-half in number of the claims in each impaired class that vote on the Plan. In the event the requisite acceptances are not obtained, the Debtors will request the Court to nevertheless confirm the Plan by finding that the Plan accords fair and equitable treatment to the class or classes that may reject it, and otherwise satisfies the requirements of 11 U.S.C. (S) 1129(b).

     The Solicitation Agent being used by the Debtors in connection with the Senior Notes is:

                Mellon Investor Services LLC
                44 Wall Street, 7/th/ Floor
                New York, New York 10005
                Attention: Grainne McIntyre

                Banks and Brokers call: (917) 320-6286
                Toll free (888) 213-0884

                By facsimile (for Eligible Institutions only): (917) 320-6320

     Pursuant to Bankruptcy Rule 3017(d), May 22, 2002 is the "Voting Record Date" for determining which creditors of the Debtors may be entitled to vote to accept or reject the Plan. Only holders of record of Claims against the Debtors on that date are entitled to cast Ballots.

     Any person who is a "record holder" of Senior Notes (a person shown as the registered holder of Senior Notes in the registry maintained by the indenture trustee or a registrar of debt securities) on the Voting Record Date -- including any bank, agent, broker or other nominee who holds a debt security of the Debtors in its name (the "Nominal Holder" or "Nominee") for a beneficial holder or holders -- should receive Solicitation Packages for distribution to the appropriate beneficial holders. A Nominee shall, upon receipt of the Solicitation Packages, immediately forward the Solicitation Packages to the beneficial owners so that such beneficial security holders may vote on the Plan pursuant to 11 U.S.C. (S)1126. The Debtors shall provide for reimbursement, as an administrative expense, of all the reasonable and customary expenses of Nominal Holders in distributing the Solicitation Packages to said beneficial security holders. Nominal Holders will have two options for obtaining the votes of beneficial owners of Senior Notes, consistent with usual customary practices for obtaining the votes of securities held in street name: (i) the Nominal Holder may prevalidate the individual Ballot contained in the Solicitation Package (by indicating the record holders of the Senior Notes voted, and the appropriate account numbers through which the beneficial owner's holdings are derived) and then forward the Solicitation Package to the beneficial owner of the Senior Notes, which beneficial owner will then indicate its acceptance or rejection of the Plan and then sign, date and return the individual Ballot directly to the Solicitation Agent for the Senior Notes in the return envelope to be provided in the Solicitation Package, or (ii) the Nominal Holder may
                                            --
forward the Solicitation Package to the beneficial owner of the Senior Notes for voting along with a return envelope provided by and addressed to the Nominal Holder, with the beneficial owner then returning the individual Ballot to the Nominal Holder; the Nominal Holder will then summarize the votes, including, at
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a minimum, the number of beneficial holders voting to accept and to reject the
Plan who submitted Ballots to the Nominal Holder and the amount of such securities so voted, in an affidavit (the "Affidavit of Voting Results"), and then return the Affidavit of Voting Results to the Solicitation Agent for the Senior Notes. By submitting an Affidavit of Voting

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Results, each such Nominal Holder certifies that the Affidavit of Voting Results accurately reflects votes reflected on the Ballots received from beneficial owners holding such Senior Notes as of the Voting Record Date. Pursuant to 28 U.S.C. (S)(S) 157 and 1334, 11 U.S.C. (S) 105, and Bankruptcy Rule 1007(i) and
(j), the Nominee Holders shall maintain the individual Ballots of its beneficial owners and evidence of authority to vote on behalf of such beneficial owners. No such Ballots shall be destroyed or otherwise disposed of or made unavailable without such action first being approved by prior order of the Bankruptcy Court.

     BALLOTS OF BENEFICIAL HOLDERS MUST BE SUBMITTED EITHER TO (a) THE SOLICITATION AGENT FOR THE SENIOR NOTES OR (b) ALTERNATIVELY, TO THE NOMINAL HOLDERS, AND THE ORIGINAL MUST ACTUALLY BE RECEIVED BY EITHER OF THOSE TWO PERSONS, WHETHER BY MAIL OR HAND DELIVERY, BY JUNE 25, 2002, AT 5:00P.M. CENTRAL DAYLIGHT TIME (THE "BALLOT RETURN DATE"). ANY BALLOTS RECEIVED AFTER THAT TIME WILL NOT BE COUNTED.

     IN THE EVENT THAT BALLOTS ARE SUBMITTED TO THE NOMINEES, AFFIDAVITS OF VOTING RESULTS REQUIRED OF THE NOMINEES MUST ACTUALLY BE RECEIVED BY THE SOLICITATION AGENT FOR THE SENIOR NOTES WITHIN ONE (1) BUSINESS DAY AFTER THE BALLOT RETURN DATE, BUT MAY BE SENT BY FACSIMILE TRANSMISSION, PROVIDED THAT AN ORIGINAL, SIGNED AFFIDAVIT OF VOTING RESULTS IS RECEIVED BY THE SOLICITATION AGENT WITHIN TWO (2) BUSINESS DAYS OF THE BALLOT RETURN DATE.

     If you have any questions about the voting process, please call the numbers for the Solicitation Agent set forth above or Ian Peck, Esq., Haynes and Boone, LLP, at 214-651-5144. Please note that creditors must vote all of their claims, within any particular Class, either for acceptance or rejection of the Plan.

     PLEASE NOTE that the following errors or omissions will cause your vote not to be counted: (1) failure to designate either an acceptance or rejection of the Plan; (2) failure to write in the creditor's/claimant's name, (3) failure to sign your Ballot, (4) failure to timely mail in your Ballot so that it is received by the Solicitation Agent or Nominee by June 25, 2002. Any Senior Noteholders with Claims against the Debtors unrelated to the Senior Notes, such as Claims relating to trade debt or bank debt, must submit a separate, different form of Ballot for those Claims. If you think you might need another form of
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Ballot, please call the Solicitation Agent for the Senior Notes at the number
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set forth hereinabove.
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     PLEASE ALSO NOTE THAT THIS BALLOT IS FOR VOTING PURPOSES ONLY AND DOES NOT
CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR AN ADMISSION BY THE DEBTORS OF THE VALIDITY OR AMOUNT OF A CLAIM.